EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ Thomas R. Sullivan Thomas R. Sullivan President, Chief Executive Officer, and Director

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ Mary D. Deci Mary D. Deci Vice President, Secretary and Treasurer

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ Duane A. Carr Duane A. Carr Director

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ William E. Goggin William E. Goggin Director

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ Edward B. Grant Edward B. Grant Director

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ Charles W. Jennings Charles W. Jennings Director

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ Phillip G. Peasley Phillip G. Peasley Director

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and THOMAS R. SULLIVAN, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

January 3, 2000	/s/ David D. Roslund David D. Roslund Director